PLEDGE AND SECURITY AGREEMENT

(Second)

THIS PLEDGE AND SECURITY AGREEMENT (this “Agreement”) is made and entered into effective the 1st day of April, 2008 (the “Effective Date”), by and between W Technologies, Inc., a Delaware corporation (f/k/a Winning Edge International, Inc. and GWIN, Inc. and hereinafter referred to as “Debtor”), and Inutrition, Inc., a Texas corporation (f/k/a CSI Business Finance, Inc. (the “Creditor”).

FOR AND IN CONSIDERATION of the mutual promises and covenants hereinafter set forth, and other good and valuable consideration, it is agreed as follows:

1.

Creation of Security Interest.  To secure the due and timely performance of the payment by Debtor to Creditor of the obligation represented by those certain promissory notes (collectively, the “Notes”) dated September 7, 2006 and September 21, 2006 in the principal amount of an aggregate of six hundred fifty five thousand dollars ($655,000), which Notes have been modified, extended and renewed by that certain promissory note dated the Effective Date (the “Modified Note”), and all accessions, renewals, extensions, and modifications hereto, Debtor hereby pledges, hypothecates, assigns, transfers, sets over, and grants a security interest in and to twenty one million one hundred fifteen thousand four hundred thirty six (21,115,436) shares of Betbrokers, PLC stock, with such shares hereinafter called the “Collateral”, which Collateral is to be represented by certificates issued in the name of Debtor (the “Certificates”).  The Collateral shall be disposed of in accordance with the terms hereof.  All Collateral is restricted from being sold for a period of one year following September 26, 2007, under agreements with Betbroker, PLC (the period up through September 26, 2008 being referred to as the “Restricted Period”).  The Collateral shall be delivered as hereinafter provided to be held for and on behalf of Creditor and to be disposed of in accordance with the terms hereof.

Unless otherwise defined, words used herein shall have the meanings given them in the Texas Uniform Commercial Code as now adopted and as hereinafter amended from time to time.

2.

Delivery of Collateral.  On or before the Effective Date, Debtor, will (a) at its expense, deliver to the agent, as provided in paragraph 7 below, for holding on behalf of Creditor such stock powers and other documents, satisfactory in form and substance to the agent and the Creditor, with respect to the Collateral as the agent may reasonably request to preserve and protect, and to enable the agent to enforce, Creditor’s rights and remedies hereunder; (b) not sell, assign, exchange, or otherwise transfer any of its rights in any of the Collateral except as permitted herein; (c) not create or suffer to exist any lien, security interest, or other charge or encumbrance against the Collateral, except for the pledge hereunder; (d) not make or consent to any amendment or other modification or waiver with respect to any of the Collateral or enter into any agreement or permit to exist any restriction with respect to any of the Collateral other than pursuant hereto or as otherwise agreed to by Creditor; and (e) not take or fail to take any action which would in any manner impair the value or enforceability of Creditor's security interest in any of the Collateral except as permitted herein.  Any transfer by Debtor of the Collateral shall be subject to the interest of Creditor as a secured party therein except as contemplated herein in the event of sale or transfer of the Collateral.

3.

Power to Vote Shares.

During the term of this Agreement and so long as Debtor is not in default in the performance of  any of their terms of this Agreement or the Modified Note, Debtor shall have the sole right to vote the shares of Betbrokers, PLC on all corporate questions and actions.

4.

Ownership of Collateral.  Debtor owns all the Collateral absolutely, and no other person has or claims any interest in the Collateral.  Debtor will defend any proceeding which may affect the title to or Creditor's security interest in any Collateral, and will indemnify Creditor for all costs and expenses of Creditor's defense.

5.

Adjustments.

In the event that, during the term of this Agreement, any share dividend, reclassification, readjustment, or other change is declared or made in the capital structure of Betbrokers, PLC, all new, substitute, and additional shares, or other securities, issued by reason of any such change shall be delivered to the agent to be held for and on behalf of Creditor under the terms of this Agreement in the same manner as the shares of stock originally pledged hereunder.

6.

Charges, Liens, and Encumbrances on Collateral.  Debtor will pay, when due, all future charges, liens, obligations, or encumbrances on, and all taxes and assessments hereafter imposed on or affecting the Collateral.

7.

Agreement to Hold Collateral.  Simultaneously with the execution of this Agreement, Creditor and Debtor shall enter into an agreement in the form attached hereto and incorporated herein by reference, providing for the deposit of the Collateral with an agent mutually agreeable to Debtor and Creditor, which shall hold and dispose of the Collateral in accordance with the terms thereof.

8.

Application of Payments.  Unless applicable law provides otherwise, all payments received by Creditor under the Modified Note shall be applied by Creditor first in payment of $13,000 in fees and expenses incurred by Creditor in connection with Debtors recent default on the Notes, next to interest payable on the Modified Note, next to the principal of the Modified Note, and last to any other sums secured by this Agreement or provided for in the Modified Note.

9.

Collateral Generally and Sale of Collateral.  As to all Collateral, unless specifically otherwise agreed by the Creditor in writing, the Debtor will deliver the Collateral to Agent as provided above to be held until payment of the Note is received or the Collateral is disposed of pursuant to this Agreement.  Whether or not a default has occurred under the Modified Note or hereunder, Debtor may direct Agent to sell the Collateral or part thereof, or upon written agreement with Creditor deliver part of the Collateral to pay obligations of Debtor.  All proceeds from the sale of the Additional Share Collateral, unless agreed to in writing by Debtor and Creditor, shall be paid as follows:  (i) one hundred percent 100% to Creditor until the aggregate proceeds from the sale of the Additional Share Collateral received by Creditor is Thirty One Thousand dollars ($31,000); (ii) thereafter, fifty percent (50%) to Creditor and fifty percent (50%) to Debtor until the aggregate proceeds from the sale of the Additional Share Collateral is three hundred thousand dollars ($300,000); (iii) thereafter, sixty seven percent (67%) to Creditor and thirty three percent (33%) to Debtor until the Modified Note is paid in full; provided, however, if the Modified Note is in default, Creditor shall receive one hundred percent (100%) of the proceeds of the sale of the Additional Share Collateral until the Modified Note is paid in full; provided, however, rather than one hundred percent (100%) to Creditor upon default, eighty percent (80%) of the proceeds of the sale of the Additional Share Collateral shall be paid to Creditor until the Modified Note is paid in full with Debtor receiving twenty percent (20%) if, and only if, both (y) the proceeds received by Debtor are used only to pay obligations of Debtor to Laurus Master Fund, Ltd. (“Laurus”) until all obligations then due to Laurus have been paid in full (whereupon one hundred 100% of the proceeds shall be paid to Creditor until the Modified Note is paid in full); and (z) Wayne Root and Douglas Miller agree in writing pursuant to a form of agreement approved by Creditor to waive any and all back compensation owed by Debtor to them until such time as Creditor has been paid in full.  All proceeds received by Creditor, whether from the sale of the Additional Share Collateral or other sources on behalf of Debtor, shall be applied first to the payment of any and all interest on the Modified Note and then to the principal of the Modified Note.  If Wayne Root or Douglas Miller are required to waive their back compensation, Creditor agrees to give them a full and complete release related to all dealings with or related to Creditor, all prior Notes and the Modified Note as a condition of such waiver.

All amounts applied to the Notes repayment shall be applied as set forth in paragraph 8 hereof.

10.

Procedure on Default.  In the event of default, at Creditor's option, without demand or notice, all or any amounts evidenced by the Modified Note shall immediately become due and payable.  Creditor may resell the Collateral, provided such sale is completed in a commercially reasonable manner.  From the proceeds of any such sale Creditor shall deduct all expenses, including reasonable attorneys’ fees.  The proceeds of such sale shall be applied, as set forth in paragraph 9 hereof, to the amount due, any surplus shall be paid to Debtor, and in case of deficiency, Debtor shall pay same with interest at the rate of 18% per annum.  In addition, Creditor shall have such other rights as are granted pursuant to the applicable Uniform Commercial Code.

11.

Events of Default.  Upon the occurrence or during the continuance of any one or more of the events hereinafter enumerated, Creditor may forthwith or at any time thereafter during the continuance of any such event, by notice in writing to Debtor, declare the unpaid balance of the principal and interest on the Modified Note to be immediately due and payable, and the principal and interest shall become and shall be immediately due and payable without presentation, demand, protest, notice of protest, or other notice of dishonor, all of which are hereby expressly waived by Debtor, such events being as follows:

(a)

If any vendor shall file a lien, security interest, or any charge or encumbrance of any kind against the Collateral and Debtor does not cure the lien, security interest, charge or encumbrance within 30 days from notice of such lien, security interest, charge or encumbrance;

(b)

Default in the payment of any amounts due under the Modified Note or any portion thereof when the same shall become due and payable, whether at maturity as herein expressed, by acceleration, or otherwise;

(c)

Debtor shall file a voluntary petition in bankruptcy or a voluntary petition seeking reorganization, or shall file an answer admitting the jurisdiction of the court and any material allegations of an involuntary petition filed pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof, or shall be adjudicated bankrupt, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of any receiver or trustee for Debtor, or of all or any substantial portion of its property, or Debtor shall make an assignment to an agent authorized to liquidate any substantial part of its assets; or

(d)

An order shall be entered pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof approving an involuntary petition seeking reorganization of Debtor, or an order of any court shall be entered appointing any receiver or trustee of or for Debtor, or any receiver or trustee of all or any substantial portion of the property of Debtor, or a writ or warrant of attachment or any similar process shall be issued by any court against all or any substantial portion of the property of Debtor, and such order approving a petition seeking reorganization or appointing a receiver or trustee is not vacated or stayed, or such writ, warrant of attachment, or similar process is not released or bonded within 60 days after its entry or levy.

12.

Remedy Cumulative.  All remedies provided in this Agreement are distinct and cumulative to any other right or remedy under this Agreement or afforded by law or equity, and may be exercised concurrently, independently, or successively.

13.

Financing Statement.  Debtor agrees that this Agreement shall also constitute a financing statement under the Delaware Uniform Commercial Code.

14.

Notices.    Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered or if sent by facsimile transmission or other electronic communication, confirmed by registered or certified mail, postage prepaid, or if sent by prepaid telegram or overnight courier addressed as follows:

If to Creditor, to:

Inutrition, Inc.

Attn.:  Timothy J. Connolly, CEO

109 North Post Oak Lane, Suite 422

Houston, Texas 77024

If to Debtor, to:

W Technologies, Inc.

Attn:  Wayne Allyn Root

5092 South Jones Boulevard, Suite 100

Las Vegas, Nevada 89118

15.

Waiver.  No failure to exercise and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof.  Any single or partial exercise of any right, power or privilege hereunder shall not preclude any other or further exercise thereof, or the exercise of any other right, power or privilege.  No waiver of any provision of this Agreement or of any right, or remedy, whether or not similar, nor shall any waiver constitute a continuing waiver.  No waiver shall be binding unless evidenced by a writing which contains an express reference to this Agreement and which is signed by the party against whom enforcement of the waiver is sought.

16.

Modification.  This Agreement may not be supplemented, varied, or rescinded, except by a writing which contains an express reference to this Agreement and which is signed by the party against whom enforcement of the supplement, variance, or rescission is asserted.

17.

Successors and Assigns.  This Agreement shall bind and shall inure to the benefit of the respective successors, assigns, heirs, beneficiaries, and personal representatives of the parties hereto; provided, however, this Agreement may not be assigned by Debtor.

18.

Additional Assurances and Documentation.  Debtor agrees to provide Creditor such further representations, assurances, and documents as may, from time to time, be required by Creditor to document and evidence the security interest in the Collateral created hereby.

19.

Headings.  The headings or captions of the paragraphs, sections, or articles herein are inserted for the convenience only and shall not be deemed to constitute a part of this Agreement for any purpose, and in particular shall not be construed to limit, define, or explain the subject matter or modify the meaning of any part or all of this Agreement.

20.

Survival of Warranties and Representations.  The representations, warranties, covenants, agreements, indemnities, and undertakings of the parties in this Agreement shall not expire with, or be terminated or extinguished by, the execution and delivery of this Agreement or any document or instrument contemplated hereby, notwithstanding any investigations of the facts constituting the basis of the representations and warranties of another party by any party hereto or anyone on behalf of any party hereto.  Consummation of the transactions contemplated hereby shall not be deemed or construed as a waiver of any right or remedy that any party hereto may have or covenant, notwithstanding any fact or facts that such party knew or should have known at such time.

21.

Severability.  In the event of this Agreement or the application of any such provision to any person or circumstance shall conflict with any jurisdiction, then such conflict shall not affect any other provision of this Agreement which can be given effect without the conflicting provision and the remainder of this Agreement or the application of such provisions to persons or circumstances other than those as to which such provisions are held invalid or unenforceable, shall not be affected thereby.  The invalidity or unenforceability of this Agreement or any provisions thereof in any jurisdiction shall not affect the validity or enforceability of this Agreement or of such provision in any other jurisdiction.  To this end, the provisions of this Agreement are declared to be severable.  In the event that any law limiting the amount of interest or other charges permitted to be collected from the undersigned is interpreted so that any charge provided for in this Agreement, whether considered separately or together with other charges that are considered a party of this Agreement,  violates such law, and the Debtor declared by a court having jurisdiction in the premises to be entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation.  The amounts, if any, previously paid to the Creditor in excess of the amounts payable to the Creditor computed on the basis of such charges as reduced shall be applied by Creditor to reduce the principal of the indebtedness secured by this Agreement.

22.

Modification.  This Agreement may not be supplemented, varied, or rescinded except by a writing which contains an express reference to this Agreement and which is signed by the party against whom enforcement of the supplement, variance, or rescission is asserted.

23.

Binding Effect.  All of the covenants and obligations contained herein shall be binding upon and shall inure to the benefit of the respective parties, their successors and assigns.

24.

Governing Law; Venue; Service of Process.  The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of Texas without giving effect to the principles of conflicts of laws thereof.  Each of the parties hereto consents to the jurisdiction of the federal and state courts of the State of Texas in any such action or proceeding and waives any objection to venue laid therein.

25.

Enforcement Costs.  If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys’ fees, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, costs and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

26.

Remedies Cumulative.  No remedy herein conferred upon any party is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute, or otherwise.  No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

27.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

28.

No Penalties.  No provision of this Agreement is to be interpreted as a penalty upon any party to this Agreement.

29

JURY TRIAL.  EACH OF THE DEBTOR AND THE CREDITOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED HEREON, OR ARISING OUT OF, UNDER OR IN ANY WAY CONNECTED WITH THE DEALINGS BETWEEN DEBTOR AND CREDITOR, THIS PLEDGE AND SECURITY AGREEMENT OR ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

DEBTOR : W Technologies, Inc.

By:_/s/ Wayne Allyn Root_________

     Wayne Allyn Root, CEO

CREDITOR : Inutrition, Inc.

By:_/s/ Timothy J. Connolly________

     Timothy J. Connolly, CEO

AGREEMENT TO HOLD COLLATERAL

THIS AGREEMENT TO HOLD COLLATERAL (this “Agreement”) is made and entered into effective the first day of March, 2008 (the “Effective Date”), by and between W Technologies, Inc., a Delaware corporation (f/k/a Winning Edge International, Inc. and GWIN, Inc. and hereinafter referred to as “Debtor”), Inutrition, Inc., a Texas corporation (f/k/a CSI Business Finance, Inc.) (the “Creditor”) and Colonial Stock Transfer Company, a Utah corporation (the “Agent”).

Premises

Debtor has pledged certain shares of Betbrokers, PLC (“Betbrokers”) as collateral for the repayment of that certain promissory notes in the face amount of FIVE HUNDRED THIRTY EIGHT THOUSAND FIVE HUNDRED NINETEEN DOLLARS and 76/100 Dollars ($538,519.76) (the “Note”) owed by Debtor to Creditor.  As part of a security and pledge agreement, Debtor has agreed to deposit certain shares of Betbrokers, with the Agent to hold pursuant to the terms of the Pledge and Security Agreement.

Agreement

Based on the above premises, the mutual promises and covenants contained herein, and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.

Agent is hereby appointed as Creditor’s and Debtor’s agent to hold the Collateral and to take such action as may be required under the terms of this Agreement.

2.

Contemporaneously with the execution hereof, Debtor has delivered to Agent twenty one million one hundred fifteen thousand four hundred thirty six shares of Betbrokers, PLC stock (the “Shares”) represented by certificate numbers A00361, A00362, A00363, A00364, A00365, A00366, A00367, A00368, A00369, and A00370, registered in the name of Debtor, together with a stock power separate from the certificate executed in blank and containing reasonable assurances that such endorsement is genuine and effective (hereinafter referred to as the “Collateral”).  Agent, by the execution and delivery of this Agreement, hereby acknowledges receipt of the foregoing and agrees to hold and dispose of the foregoing, together with any property distributed as dividends or pursuant to any stock split, merger, recaptialization, dissolution, or total or partial liquidation of Betbrokers, PLC as set forth herein.

3.

The Collateral shall be held and disposed of by Agent as follows:

a)

Written request is made by Debtor to sell the Collateral, which may then be sold pursuant to the instructions of Debtor not sooner than 10 days after a copy of that request is sent by the Agent to Creditor; or

b)

Written request is made by Creditor to sell the Collateral, which request includes a notification by Creditor that the Note is in default as well as instructions with respect to the sale of the Collateral;

c)

Agent has been notified by Debtor and Creditor, in writing, to deliver a portion of the Collateral to a third party; or

d)

Debtor and Creditor provide notice to Agent that the Notes have been paid in full at which time Agent shall deliver the Collateral or any remaining portion thereof back to Debtor.

Provided, however, notwithstanding the foregoing, Agent shall not sell the Collateral or any portion thereof for less than 50% of the average of the bid and ask price (or the equivalent) of the shares representing the collateral without written approval of Creditor.

4.

All proceeds from the sale of the Collateral, unless agreed to in writing by Debtor and Creditor, shall be paid as follows:  (i) one hundred percent 100% to Creditor until the aggregate proceeds from the sale of the Collateral received by Creditor is Thirty One Thousand dollars ($31,000); (ii) thereafter, fifty percent (50%) to Creditor and fifty percent (50%) to Debtor until the aggregate proceeds from the sale of the Collateral is three hundred thousand dollars ($300,000); (iii) thereafter, sixty seven percent (67%) to Creditor and thirty three percent (33%) to Debtor until the Modified Note is paid in full; provided, however, if the Modified Note is in default, Creditor shall receive one hundred percent (100%) of the proceeds of the sale of the Additional Share Collateral until the  Note is paid in full.  Creditor acknowledges that under certain circumstances following default, it has agreed to permit Debtor to receive up to twenty percent (20%) of the proceeds of the sale of the Collateral; however, it shall be Creditor’s obligation to provide instructions to Agent in the event the conditions precedent to such split have been satisfied.  As between Creditor and Debtor, Creditor agrees to provide accurate instructions to Agent if the agreed upon conditions are satisfied, but absent court order, Agent shall be entitled to rely upon Creditor.

5.

It is understood and agreed that the duties of the Agent are entirely ministerial, being limited to receiving, holding, the Collateral and disbursing monies and the Collateral in accordance with this Agreement.

6.

The Agent is not a party to, and is not bound by, the agreement between Debtor and Creditor which may be evidenced by or arise out of the foregoing instructions.

7.

The Agent acts hereunder as a depository only, and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness, or validity of any instrument deposited with it, or with respect to the form or execution of the same, or the identity, authority, or rights of any person executing or depositing the same.

8.

The Agent shall not be required to take or be bound by notice of any default of any person or to take any action with respect to such default involving any expense or liability, unless notice in writing is given to an officer of the Agent of such default by the undersigned or any of them, and unless it is indemnified in a manner satisfactory to it against any expense or liability arising therefrom.

9.

The Agent shall not be liable for acting on any notice, request, waiver, consent, receipt, or other paper or document believed by the Agent to be genuine and to have been signed by the proper party or parties.

10.

The Agent shall not be liable for any error of judgment or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except its own willful misconduct.

11.

The Agent shall not be answerable for the default or misconduct of any agent, attorney, or employee appointed by it if such agent, attorney, or employee shall have been selected with reasonable care.

12.

The Agent may consult with legal counsel in the event of any dispute or question as to the construction of the foregoing instructions or the Agent’s duties hereunder, and the Agent shall incur no liability and shall be fully protected  in acting in accordance with the opinion and instructions of such counsel.

13.

In the event of any disagreement between the undersigned or any of them, the person or persons named in the foregoing instructions, and/or any other person, result in adverse claims and/or demands being made in connection with or for any papers, money, or property involved herein or affected hereby, the Agent shall be entitled at its option to refuse to comply with any such claim, or demand so long as such disagreement shall continue and, in so refusing, the Agent shall not be or become liable to the undersigned or any of them or to any person named in the foregoing instructions for the failure or refusal to comply with such conflicting or adverse demands, and the Agent shall be entitled to continue to so refrain and refuse to so act until:

(a)

 The rights of adverse claimants have been finally adjudicated in a court assuming and having jurisdiction of the parties and the money, papers, and property involved herein or affected hereby; and /or

(b)

All differences have been adjusted by agreement and the Agent shall have been notified thereof in writing signed by all of the persons interested.

14.

In the event that the conditions of this Agreement are not fulfilled, the Agent renders any material service not contemplated by this Agreement, there is any assignment of interest in the subject matter hereof, the Agent shall be reasonably compensated for such extraordinary expenses, including reasonable attorneys’ fees, occasioned by any delay, controversy, litigation, or event and the same may be recoverable only from the Debtor.

15.

Agent shall receive fees of fifteen hundred dollars ($1,500), which shall be paid by Debtor upon the execution of this Agreement.  The fifteen hundred dollars ($1,500) shall be applied to an initial fee of five hundred dollars ($500) for set up and one hundred dollars a month maintenance fee.  Additionally, all out of pocket cost shall be paid out of the proceeds of any sales of the Collateral.  Prior to the final payment out of any Collateral sale, Agent shall deduct any final cost associated with this Agreement. The fee agreed on for services rendered hereunder is intended as full compensation for the Agent’s services as contemplated by this Agreement, plus any additional costs or expenses that may be incurred by Agent in connection with the carrying out of its duties under this Agreement.

16.

Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered or if sent by facsimile transmission or other electronic communication, confirmed by registered or certified mail, postage prepaid, or if sent by prepaid telegram or overnight courier addressed as follows:

If to Creditor, to:

Inutrition, Inc.

Attn.:  Timothy J. Connolly, CEO

109 North Post Oak Lane, Suite 422

Houston, Texas 77024

If to Debtor, to:

W Technologies, Inc.

Attn:  Wayne Allyn Root

5092 S. Jones Blvd, Suite 100

Las Vegas, NV 89118

If to Agent, to:

Colonial Stock Transfer Company

66 Exchange Place, Suite 100
Salt Lake City, Utah  84111

17.

This Agreement shall be governed by and construed in accordance with the laws of the state of Texas and shall be binding upon and inure to the benefit of all parties hereto and their respective successors in interest and assigns.

18.

This Agreement may be executed in several counterparts, which taken together shall constitute a single instrument.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                             DEBTOR:

                                                             W Technologies, Inc.

                                                              By:_/s/ Wayne Allyn Root_________

                                                                   Wayne Allyn Root, CEO

                                                              CREDITOR:

                                                              Inutrition, Inc.

                                                              By:_/s/ Wayne Allyn Root_________

                                                                   Timothy J. Connolly

 Colonial Stock Transfer Company hereby acknowledges receipt of this Agreement and agrees to act in accordance with said Agreement and on the terms and conditions above set forth this 1st day of April, 2008.

Colonial Stock Transfer Company

By:______________________________________

                 A Duly Authorized Agent